ANNUAL REPORT
DECEMBER 31, 2000


Mercury HW
Large Cap
Value VIP
Portfolio


OF MERCURY HW
VARIABLE TRUST




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury HW Large Cap Value VIP Portfolio of
Mercury HW Variable Trust
925 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400


Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2000


Ten Largest                          Percent of
Equity Holdings                      Net Assets

Philip Morris Companies Inc.            5.1%
The Allstate Corporation                3.3
The May Department Stores
Company                                 3.1
The Dow Chemical Company                2.9
International Paper Company             2.9
Alcoa Inc.                              2.9
Washington Mutual, Inc.                 2.8
Verizon Communications                  2.7
PP&L Corporation                        2.5
Eastman Kodak Company                   2.4



Five Largest                         Percent of
Industries                           Net Assets

Electric--Integrated                   10.3%
Telephone                               8.2
Insurance--Property                     6.3
Oil--Domestic                           6.1
Insurance--Life                         6.0



OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and Treasurer
Anna Marie S. Lopez, Assistant Treasurer and Assistant Secretary
Turner Swan, Secretary
Gracie Fermelia, Vice President and Assistant Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


December 31, 2000

Mercury HW Large Cap Value VIP Portfolio


DEAR SHAREHOLDER

Effective October 6, 2000, Equity Income VIP Portfolio, a fund of Hotchkis and Wiley Variable Trust, became Mercury HW Large Cap Value VIP Portfolio, a fund of Mercury HW Variable Trust. Although the Fund's name has changed, its investment objective remains the same: to seek current income and long-term growth of income, accompanied by growth of capital.

We are pleased to present to you this annual report of Mercury HW
Large Cap Value VIP Portfolio for the fiscal year ended December 31,
2000.

Fiscal Year in Review
Many investors were happy to see calendar year 2000 finally come to an end. With the unmanaged Standard & Poor's (S&P) 500 Index down for the year 9.10% and the NASDAQ Composite Index off an incredible 39.2%, an estimated $2 trillion of market capitalization (almost one-quarter of the nation's entire gross domestic product) was eliminated from the US equity market. The speculative advance driving the market finally began to unravel as investors began questioning the unrealistic valuation levels of many high-priced stocks. Fortunately, the value side of the market fared considerably better as investors began shifting their preference to stocks with solid fundamental valuation support. This rotation to value was reflected in the performance of the unmanaged Russell 1000 Value Index, which actually posted a gain of 7.0% for the year.

Most of the market's turmoil occurred in the third and fourth quarters of 2000. During these periods, the S&P 500 Index was down 8.7%, while the NASDAQ fell 37.8%. Once again value investments outperformed, with the unmanaged Russell 1000 Value Index up 11.7% for the second half of the year. We are elated to see the value side of the market experiencing what we consider to be the beginning of a well-deserved recovery.

One catalyst behind the current market sell-off has been a deceleration in the US corporate profit cycle. The growth rate of earnings for the S&P 500 Index peaked in the first quarter of 2000 and subsequently slowed during the second and third quarters. This deterioration in earnings has had an adverse impact on investor sentiment, particularly for the most speculative areas of the market (technology/growth). On the other hand, value stocks, where pricing had reflected very modest expectations, are currently recovering as underlying fundamentals continue to meet and even exceed expectations. We believe that high price/earnings growth stocks are likely to experience further instability as actual earnings growth continues to fall short of unrealistic expectations.

The Fund fully participated in this flight to value, posting exceptionally strong returns. For the year, the Fund significantly outperformed both the broad market and the value style indexes as investors reassessed their valuation beliefs surrounding various sectors of the market. A major contributor to the Fund's outperformance was superior security selection and an above-market weight in the financials sector, in which the insurance and savings bank industries were particularly strong.

Our insurance holdings, including Allstate Corporation (+85.6%) and St. Paul Companies, Inc. (+65.6%), rallied during the year as the insurance pricing cycle began to turn upward. Our exposure to the savings bank industry also resulted in strong gains (for example, Washington Mutual, Inc. +112.7%) as investors fled growth stocks in favor of more interest rate-sensitive issues. The Fund's performance was further enhanced by our heavy weighting in the utilities sector, which was fueled by major advances in the electric utilities and oil and gas pipeline industries. Our holdings that participated in these gains include Dynegy Inc. (+140.7%), PP&L Corp. (+105.4%), and Public Service Enterprise Group (+48.5%). Consumer staples company Philip Morris Companies Inc. added further upside to the Fund, returning +105.9% for the year. Finally, a substantial underweight in the overpriced technology sector enhanced second, third and fourth quarter returns. The most significant detractor from performance was an above-market weighting in paper and steel stocks, two industries that suffered from poor performance during the first two quarters of 2000.

Beginning earlier this fiscal year, we witnessed a persistent shift back to the so-called "old paradigm" as more investors sought fundamental valuation support for their investments. We believe underlying valuation (that is, the present value of the future cash flows of a company) is the fundamental determinant of a stock's intrinsic value, and that adherence to our traditional value disciplines positioned the Fund to perform well in a market that continues to rotate to value stocks.

Sincerely,


(Nancy D. Celick)
Nancy D. Celick
President


(Gail Bardin)
Gail Bardin
Portfolio Manager



(Sheldon Lieberman)
Sheldon Lieberman
Portfolio Manager


February 6, 2001



December 31, 2000
Mercury HW Large Cap Value VIP Portfolio


FUND PERFORMANCE DATA

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's investment adviser pays annual operating expenses in excess of 1.15% of the Fund's average net assets. Were the investment adviser not to pay such expenses, net returns would be lower.



TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting the gorwth of an investment in Mercury HW
Large Cap VIP Portfolio*++ campared to growth of an investment in the S&P 500 Index++++. Beginning and ending values are:

                                        3/18/98**         12/00
Mercury HW Large Cap Value
VIP Portfolio*++                         $10,000         $10,008

S&P 500 Index++++                        $10,000         $12,697

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. **Commencement of operations.
++Mercury HW Large Cap Value VIP Portfolio seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in US stocks.
++++This unmanaged broad-based Index is comprised of 500 common stocks of the largest companies in the United States.



AVERAGE ANNUAL TOTAL RETURN

Period Covered                                   % Return

One Year Ended 12/31/00                           +9.51%
Inception (3/18/98) through 12/31/00              +0.03

RECENT PERFORMANCE RESULTS*
                                                6-Month       12-Month
As of December 31, 2000                       Total Return  Total Return

Mercury HW Large Cap Value VIP Portfolio         +22.27%      +9.51%


*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.


December 31, 2000
Mercury HW Large Cap Value VIP Portfolio

SCHEDULE OF INVESTMENTS
MERCURY HW LARGE CAP VALUE VIP PORTFOLIO
                                                                                In US Dollars
                                                                             Shares
Industry                               Investments                            Held        Value
COMMON STOCKS--96.6%
Aerospace &                 Lockheed Martin Corporation                        730     $   24,783
Defense--4.2%               Northrop Grumman Corporation                       110          9,130
                            Raytheon Company (Class A)                          50          1,450
                            Raytheon Company (Class B)                         100          3,106
                            Rockwell International Corporation                 170          8,096
                                                                                       ----------
                                                                                           46,565

Aluminum--2.9%              Alcoa Inc.                                         944         31,624

Apparel--Textiles--         Russell Corporation                                430          6,638
0.6%

Appliance &                 Whirlpool Corporation                              110          5,246
Household
Furniture--0.5%

Auto Parts--2.5%            ArvinMeritor, Inc.                                 198          2,252
                            Dana Corporation                                   560          8,575
                            Delphi Automotive Systems Corporation              510          5,737
                            TRW Inc.                                           260         10,075
                            Tenneco Automotive Inc.                            226            678
                            Visteon Corporation                                 65            748
                                                                                       ----------
                                                                                           28,065

Autos--Trucks--             Ford Motor Company                               1,104         25,875
3.9%                        General Motors Corporation                         330         16,809
                                                                                       ----------
                                                                                           42,684

Beverages--1.4%             Anheuser-Busch Companies, Inc.                     340         15,470

Chemicals--3.9%             The Dow Chemical Company                           890         32,596
                            Eastman Chemical Company                           150          7,312
                            Millennium Chemicals Inc.                           60          1,087
                            Union Carbide Corporation                           50          2,691
                                                                                       ----------
                                                                                           43,686

Computer Services/          Computer Associates International, Inc.            820         15,990
Software--1.4%

Containers--1.5%            ++Pactiv Corporation                             1,300         16,087


December 31, 2000
Mercury HW Large Cap Value VIP Portfolio


SCHEDULE OF INVESTMENTS (continued)
MERCURY HW LARGE CAP VALUE VIP PORTFOLIO

                                                                                In US Dollars
                                                                             Shares
Industry                               Investments                            Held        Value
COMMON STOCKS (continued)

Electric--                  CMS Energy Corporation                             420      $  13,309
Integrated--10.3%           DTE Energy Company                                 420         16,354
                            Edison International                             1,030         16,094
                            GPU, Inc.                                          130          4,786
                            PP&L Corporation                                   623         28,152
                            Public Service Enterprise Group Incorporated       315         15,317
                            SCANA Corporation                                  304          8,987
                            TXU Corp.                                          240         10,635
                                                                                       ----------
                                                                                          113,634

Engineering &               Harsco Corporation                                 260          6,419
Construction--0.6%

Forest Products--           Georgia-Pacific Corporation (Timber Group)         530         15,867
3.4%                        Weyerhaeuser Company                               430         21,823
                                                                                       ----------
                                                                                           37,690

Insurance--                 ++Aetna Inc. (New Shares)                          500         20,531
Life--6.0%                  American General Corporation                       200         16,300
                            Lincoln National Corporation                       320         15,140
                            MetLife, Inc.                                      420         14,700
                                                                                       ----------
                                                                                           66,671

Insurance--                 The Allstate Corporation                           830         36,157
Property--6.3%              SAFECO Corporation                                 600         19,725
                            The St. Paul Companies, Inc.                       260         14,121
                                                                                       ----------
                                                                                           70,003

Leisure/Toys--0.8%          Fortune Brands, Inc.                               290          8,700

Machinery--1.0%             CNH Global NV                                    1,330         11,471

Office Equipment &          Xerox Corporation                                  500          2,313
Supplies--0.2%

Oil--                       Occidental Petroleum Corporation                 1,060         25,705
Domestic--6.1%              Sunoco, Inc.                                       100          3,369
                            USX-Marathon Group                                 655         18,176
                            Ultramar Diamond Shamrock Corporation              640         19,760
                                                                                       ----------
                                                                                           67,010


December 31, 2000
Mercury HW Large Cap Value VIP Portfolio


SCHEDULE OF INVESTMENTS (continued)
MERCURY HW LARGE CAP VALUE VIP PORTFOLIO

                                                                                In US Dollars
                                                                             Shares
Industry                               Investments                            Held        Value
COMMON STOCKS (continued)

Paper--4.6%                 Georgia-Pacific Group                              590     $   18,364
                            International Paper Company                        797         32,528
                                                                                       ----------
                                                                                           50,892

Photography/                Eastman Kodak Company                              670         26,381
Imaging--2.4%

Pollution Control--         Waste Management, Inc.                             665         18,454
1.7%

Railroads--1.8%             CSX Corporation                                    280          7,262
                            Norfolk Southern Corporation                       920         12,247
                                                                                       ----------
                                                                                           19,509

Regional Banks--            Bank One Corporation                               624         22,854
4.3%                        First Union Corporation                            320          8,900
                            KeyCorp                                            380         10,640
                            UnionBanCal Corporation                            200          4,813
                                                                                       ----------
                                                                                           47,207

Restaurants--0.3%           ++Tricon Global Restaurants, Inc.                  100          3,300

Retail--Department          The May Department Stores Company                1,060         34,715
Stores--3.1%

Retail--General             J.C. Penney Company, Inc.                          420          4,567
Merchandise--1.7%           Sears, Roebuck & Co.                               410         14,248
                                                                                       ----------
                                                                                           18,815

Savings & Loans--           Washington Mutual, Inc.                            580         30,776
2.8%

Small Loans &               Federal National Mortgage Association              200         17,350
Finance--3.0%               Household International, Inc.                      280         15,400
                                                                                       ----------
                                                                                           32,750


December 31, 2000
Mercury HW Large Cap Value VIP Portfolio


SCHEDULE OF INVESTMENTS (concluded)
MERCURY HW LARGE CAP VALUE VIP PORTFOLIO

                                                                                In US Dollars
                                                                             Shares
Industry                               Investments                            Held        Value
COMMON STOCKS (concluded)
Telephone--8.2%             ALLTEL Corporation                                 310     $   19,356
                            AT&T Corp.                                         790         13,677
                            SBC Communications Inc.                            320         15,280
                            Sprint Corporation                                 620         12,594
                            Verizon Communications                             601         30,125
                                                                                       ----------
                                                                                           91,032

Tobacco--5.1%               Philip Morris Companies Inc.                     1,290         56,760

Travel & Lodging--          Carnival Corporation                                40          1,232
0.1%

                            Total Investments
                            (Cost--$1,162,789)--96.6%                                   1,067,789
                            Time Deposits*--3.1%                                           34,176
                            Other Assets Less Liabilities--0.3%                             3,401
                                                                                       ----------
                            Net Assets--100.0%                                         $1,105,366
                                                                                       ==========


                           *Time deposit bears interest at 4.75% and matures on 1/02/2001.
                          ++Non-income producing security.

                            See Notes to Financial Statements.


December 31, 2000
Mercury HW Large Cap Value VIP Portfolio


STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000
Assets:
Investments, at value (identified cost--$1,162,789)                                        $  1,067,789
Time deposits                                                                                    34,176
Cash                                                                                                118
Receivables:
 Dividends                                                                  $      3,062
 Interest                                                                             18          3,080
                                                                            ------------
Deferred organization expenses                                                                   10,149
                                                                                           ------------
Total assets                                                                                  1,115,312
                                                                                           ------------

Liabilities:
Accrued expenses and other liabilities                                                            9,946
                                                                                           ------------
Total liabilities                                                                                 9,946
                                                                                           ------------

Net Assets:
Net assets                                                                                 $  1,105,366
                                                                                           ============

Net Assets Consist of:
Paid-in capital                                                                            $  1,206,022
Accumulated investment loss--net                                                                  (437)
Accumulated distributions in excess of realized capital gains on
investments--net                                                                                (5,219)
Unrealized depreciation on investments--net                                                    (95,000)
                                                                                           ------------
Net assets--Equivalent to $8.98 per share based on
123,066 shares outstanding++                                                               $  1,105,366
                                                                                           ============


++Unlimited shares of no par value authorized.

See Notes to Financial Statements.

December 31, 2000
Mercury HW Large Cap Value VIP Portfolio

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
Investment Income:
Dividends (net of $209 foreign withholding tax)                                            $     34,166
Interest and discount earned                                                                      1,993
                                                                                           ------------
Total income                                                                                     36,159
                                                                                           ------------

Expenses:
Accounting services                                                         $     16,832
Investment advisory fees                                                           7,148
Professional fees                                                                  5,640
Transfer agent fees                                                                4,130
Printing and shareholder reports                                                   2,743
Amortization of organization expenses                                              1,826
Custodian fees                                                                       175
Pricing fees                                                                          50
Registration fees                                                                     50
Trustees' fees and expenses                                                           43
Other expenses                                                                     1,305
                                                                            ------------
Total expenses before reimbursement                                               39,942
Reimbursement of expenses                                                        (28,982)
                                                                            ------------
Total expenses after reimbursement                                                               10,960
                                                                                           ------------
Investment income--net                                                                           25,199
                                                                                           ------------

Realized & Unrealized Gain on
Investments--Net:
Realized gain on investments--net                                                                 9,355
Change in unrealized depreciation on investments--net                                            62,235
                                                                                           ------------
Net Increase in Net Assets Resulting from Operations                                       $     96,789
                                                                                           ============


See Notes to Financial Statements.

December 31, 2000
Mercury HW Large Cap Value VIP Portfolio


STATEMENTS OF CHANGES
IN NET ASSETS
                                                                                      For the
                                                                                     Year Ended
                                                                                    December 31,
Increase (Decrease)in Net Assets:                                                2000            1999
Operations:
Investment income--net                                                      $     25,199   $     20,005
Realized gain on investments--net                                                  9,355         34,115
Change in unrealized appreciation/depreciation on
investments--net                                                                  62,235        (86,565)
                                                                            ------------   ------------
Net increase (decrease) in net assets resulting from
operations                                                                        96,789        (32,445)
                                                                            ------------   ------------

Dividends & Distributions to Shareholders:
Investment income--net                                                           (27,625)       (21,583)
Realized gain on investments--net                                                (39,905)            --
In excess of realized gain on investments--net                                    (5,219)            --
                                                                            ------------   ------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                                    (72,749)       (21,583)
                                                                            ------------   ------------

Capital Share Transactions:
Net increase in net assets derived from capital
share transactions                                                               109,166         37,884
                                                                            ------------   ------------

Net Assets:
Total increase (decrease)in net assets                                           133,206        (16,144)
Beginning of year                                                                972,160        988,304
                                                                            ------------   ------------
End of year*                                                                $  1,105,366   $    972,160
                                                                            ============   ============
*Undistributed (accumulated) investment income (loss)--net                  $       (437)  $      2,494
                                                                            ============   ============

See Notes to Financial Statements.


December 31, 2000
Mercury HW Large Cap Value VIP Portfolio


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.


                                                             For the               For the Period
                                                            Year Ended            March 18, 1998++
                                                           December 31,           to December 31,
Increase (Decrease) in Net Asset Value:                        2000             1999              1998
Per Share Operating Performance:
Net asset value, beginning of period                      $      8.83       $     9.27        $    10.00
                                                          -----------       ----------        ----------
Investment income--net                                            .20              .20               .14
Realized and unrealized gain (loss) on
investments--net                                                  .55            (.45)             (.75)
                                                          -----------       ----------        ----------
Total from investment operations                                  .75            (.25)             (.61)
                                                          -----------       ----------        ----------
Less dividends and distributions:
 Investment income--net                                         (.22)            (.19)             (.12)
 Realized gain on investments--net                              (.34)               --                --
 In excess of realized gain on
investments--net                                                (.04)               --                --
                                                          -----------       ----------        ----------
Total dividends and distributions                               (.60)            (.19)             (.12)
                                                          -----------       ----------        ----------
Net asset value, end of period                            $      8.98       $     8.83        $     9.27
                                                          ===========       ==========        ==========

Total Investment Return:**
Based on net asset value per share                              9.51%          (2.73%)        (6.04%)+++
                                                          ===========       ==========        ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                  1.15%            1.15%            1.15%*
                                                          ===========       ==========        ==========
Expenses                                                        4.19%            5.76%            7.81%*
                                                          ===========       ==========        ==========
Investment income--net                                          2.64%            1.90%            1.71%*
                                                          ===========       ==========        ==========

Supplemental Data:
Net assets, end of period (in thousands)                  $     1,105       $      972        $      988
                                                          ===========       ==========        ==========
Portfolio turnover                                                29%              24%               12%
                                                          ===========       ==========        ==========


*Annualized.
**Total investment returns exclude insurance-related fees and expenses. The Fund's investment adviser waived its management fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
+++Aggregate total investment return.
See Notes to Financial Statements.


December 31, 2000
Mercury HW Large Cap Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Mercury HW Large Cap Value VIP Portfolio (the "Fund") (formerly Equity Income VIP Portfolio) is a fund of Mercury HW Variable Trust (the "Trust") (formerly Hotchkis and Wiley Variable Trust). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Shares of the Fund are not offered to the general public, but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance accounts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net realized capital gains are due primarily to differing tax treatments for recognizing loss transactions.

(e) Deferred organization expenses--Expenses incurred by the Trust in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $505 have been reclassified between accumulated net investment loss and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"). The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of 1.15% as applied to the Fund's daily net assets through April 30, 2001. For the year ended December 31, 2000, Mercury Advisors or its affiliate earned fees of $7,148, all of which was waived. Mercury Advisors or its affiliate also reimbursed the Fund for $21,834 of additional expenses.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

Accounting services were provided to the Fund by Mercury Advisors.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $317,865 and $276,012, respectively.

Net realized gains for the year ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

                                              Realized        Unrealized
                                               Gains            Losses

Long-term investments                      $     9,355     $    (95,000)
Total                                      $     9,355     $    (95,000)


As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $99,793, of which $143,603 related to appreciated securities and $243,396 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $1,167,582.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended
December 31, 2000                              Shares      Dollar Amount

Shares sold                                    12,021       $    103,975
Shares issued to shareholders in
reinvestment of dividends and
distributions                                   8,775             72,559
                                         ------------       ------------
Total issued                                   20,796            176,534
Shares redeemed                               (7,869)           (67,368)
                                         ------------       ------------
Net increase                                   12,927       $    109,166
                                         ============       ============


For the Year Ended
December 31, 1999                              Shares      Dollar Amount

Shares sold                                     7,689       $     75,069
Shares issued to shareholders in reinvestment
of dividends and distributions                  2,335             21,583
                                         ------------       ------------
Total issued                                   10,024             96,652
Shares redeemed                               (6,520)           (58,768)
                                         ------------       ------------
Net increase                                    3,504       $     37,884
                                         ============       ============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50%, or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. Subsequent Event:
On January 30, 2001, the Trust's Board of Trustees determined that it was in the best interests of the Fund and its shareholders to terminate the Fund. The Board of Trustees based its decision on an evaluation of relevant information, including the small size of the Fund and its effect on the efficiency of Fund operations. The Fund is to be terminated as of the soonest reasonably practicable date, subject to receipt of any necessary regulatory approvals.



December 31, 2000
Mercury HW Large Cap Value VIP Portfolio



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Mercury HW Variable Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mercury HW Large Cap Value VIP Portfolio (one of the four portfolios of Mercury HW Variable Trust, the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 6, on January 30, 2001, the Trust's Board of
Trustees determined that it was in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is to be terminated as of the soonest reasonably practicable date, subject to receipt of any necessary regulatory approvals.


(PricewaterhouseCoopers LLP)
Milwaukee, WI
February 13, 2001